Summary Prospectus August 1, 2026
T. ROWE PRICE
Global Multi-Sector Bond Fund
PRSNX PGMSX PRSAX	Investor Class I Class Advisor Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated August 1, 2026, as amended or supplemented, and Statement of Additional Information, dated August 1, 2026, as amended or supplemented.

SUMMARY	1

Investment Objective(s)

The fund seeks to provide high income and some capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class		I Class		Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—		—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.47%		0.47%		0.47%

Distribution and service (12b-1) fees	—		—		0.25

Other expenses	0.21		0.06	[b]	0.50

Acquired fund fees and expenses	0.01		0.01		0.01

Total annual fund operating expenses	0.69	[c]	0.54	[c]	1.23 [c]

Fee waiver/expense reimbursement	(0.04)[d]		(0.06)[b]		(0.30)[e]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.65	[c,d]	0.48	[b,c]	0.93 [c,e]

[a]	Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]	T. Rowe Price Associates, Inc., has contractually agreed (through July 31, 2027) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.01% of the class’ average daily net assets. The agreement may only be terminated at any time after July 31, 2027, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the I Class Operating Expenses are below 0.01%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the I Class Operating Expenses (after the reimbursement is taken into account) to exceed the current expense limitation on I Class Operating Expenses (or the expense limitation in place at the time the amounts were waived or paid).
[c]	The figures shown in the fee table do not match the “Ratios to average net assets” shown in the Financial Highlights table, as those figures do not include acquired fund fees and expenses.
[d]	T. Rowe Price Associates, Inc., has contractually agreed (through July 31, 2027) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.65%. The agreement may only be terminated at any time after July 31, 2027, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the class’ expense ratio is below 0.65%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the class’ current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).
[e]	T. Rowe Price Associates, Inc., has contractually agreed (through July 31, 2027) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.93%. The agreement may only be terminated at any time after July 31, 2027, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the class’ expense ratio is below 0.93%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the class’ current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).

T. ROWE PRICE	2

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$66	$215	$376	$844
I Class	49	165	291	660
Advisor Class	95	359	642	1,452

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 216.1% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

SUMMARY	3

Bonds and other debt instruments, which are used by issuers to borrow money, typically make periodic interest payments to their holders at a stated rate and then repay the principal on a specified date. The fund may invest in a variety of holdings in an effort to enhance income and achieve some capital growth. The fund shifts its investments among the following sectors based on market conditions and the investment adviser’s outlook:

•	government and agency obligations of the U.S. and foreign countries (including emerging market countries);
•	corporate bonds of issuers in the U.S. and foreign countries (including emerging market countries);
•	U.S. dollar and non-U.S. dollar-denominated debt instruments of issuers located in foreign countries (including emerging market countries);
•	mortgage-backed securities (including commercial mortgage-backed securities), and asset-backed securities (including collateralized mortgage obligations and collateralized loan obligations);
•	bank loans (including loan participations and assignments);
•	convertible bonds and other convertible securities; and
•	preferred stocks.

Under normal conditions, the fund invests at least 40% of its net assets (unless foreign market conditions are not deemed favorable by the investment adviser, in which case the fund would invest at least 30% of its net assets) in securities issued by governments or companies that are organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The fund may hold non-U.S. currencies without holding any bonds or other securities denominated in those currencies. There is no limit on the fund’s investments in U.S. dollar-denominated foreign debt instruments.

Up to 65% of the fund’s net assets can be invested in securities and other holdings that are rated below investment grade (below BBB, or an equivalent rating) or are not rated by credit rating agencies (commonly referred to as “high yield” or “junk” bonds). The below investment-grade portion of the fund’s portfolio may consist of the following: U.S. dollar-denominated debt instrument in emerging markets (not to exceed 25% of the fund’s net assets); non-U.S. dollar-denominated debt instruments in emerging markets (not to exceed 40% of the fund’s net assets); bank loans (not to exceed 20% of the fund’s net assets); and convertible securities and preferred stocks (not to exceed 15% of the fund’s net assets). Ratings will be determined, at the time of purchase, by at least one credit rating agency or, if not so rated, a comparable rating by the adviser. If a security is split-rated (i.e., rated investment grade by at least one credit rating agency, but below investment grade by another credit rating agency), the higher rating will be used. The fund may purchase securities of any maturity and its weighted average maturity will vary with market conditions.

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The fund may use a variety of derivatives, such as futures, forwards, and swaps for a number of purposes, such as for hedging risk or managing certain exposure. The fund specifically uses interest rate futures, forward currency exchange contracts, credit default swaps, credit default swaps indexes (CDX), interest rate swaps, inflation swaps, and currency options. Interest rate futures are typically used to manage the fund’s exposure to changes in interest rates, as a cash management tool, and to adjust portfolio duration or maturity. Forward currency exchange contracts would be used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies or to protect the fund’s foreign bond holdings from adverse currency movements relative to the U.S. dollar. Credit default swaps can be used to protect the value of certain portfolio holdings, as an alternative to cash bonds, and to manage the fund’s overall credit risk exposure. A CDX is a swap on an index or basket of credit default swaps and is typically used to manage the portfolio’s credit risk efficiently and gain exposure to certain sectors or asset classes (such as high yield bonds). Currency options are primarily used in an effort to take advantage of currencies that are expected to appreciate in value. Interest rate swaptions are typically used as an efficient means of managing the fund’s exposure to interest rate changes and to adjust the portfolio’s duration. Inflation swaps, which are tied to a designated inflation index such as the Consumer Price Index (CPI), would typically be used to manage the fund’s inflation risk.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Fixed income markets: Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as pandemics) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

SUMMARY	5

Credit quality: An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Junk bonds: Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, and loans that are rated below investment grade, expose the fund to greater volatility and credit risk than investments in securities that are rated investment grade. As a result, bonds and loans rated below investment grade carry a higher risk of default and should be considered speculative.

Foreign investing: Non-U.S. securities tend to be more volatile and have lower overall liquidity and trading volume than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. Further, securities of non-U.S. issuers are subject to trading markets with potential governmental interference, varying regulatory, auditing, and accounting standards, and settlement and clearance practices that differ from those of U.S. issuers. Investment in non-U.S. securities also carries currency risk. Any attempts to hedge currency risk could be unsuccessful. Such investments may have higher transaction costs compared with U.S. markets. Investments in emerging market countries are subject to greater risk and overall volatility than investments in developed markets.

Emerging markets: Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Interest rates: A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests.

Mortgage- and asset-backed securities: Investments in mortgage-backed securities and other types of asset-backed securities are subject to interest rate risk, prepayment and extension risk, credit risk, and the risk of underperformance by the underlying pools of assets. Mortgage-backed securities and asset-backed securities tend to be more sensitive to changes in interest rates than traditional bonds and other debt securities. Early repayments of principal on underlying assets may expose the fund to a lower rate of return upon reinvestment of principal and the value of securities with prepayment features may not increase as much as other fixed income securities when interest rates are declining. In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers and there is no assurance that any guarantors or insurers of such securities will meet their obligations.

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Prepayments and extensions: The fund is subject to prepayment risks because the principal on mortgage-backed securities, asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Bank loans: Investments in bank loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with a loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Convertible securities and preferred stocks: Convertible securities and preferred stocks carry credit and interest rate risk, along with other risks associated with both equity and fixed income securities, and convertible securities may be called back by the issuer prior to maturity at a price that is disadvantageous to the fund.

Derivatives: The use of derivatives exposes the fund to additional volatility and potential losses and the fund may not achieve the purpose of using the derivative. A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the reference or assets on which the derivative is based, including liquidity risk, valuation risk, correlation risk, market risk, interest rate risk, leverage risk, counterparty and credit risk, operational risk, management risk, legal risk, and regulatory risk. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives also expose the fund to settlement risk, such as if the fund is required to acquire, buy, or sell the underlying reference or asset at an undesirable price, has challenges with offsetting transactions, or risks associated with cash settlement. Certain derivatives are also subject to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations. The use of derivatives includes the risk of potential operational issues. Derivatives are exposed to legal risks, such as the legality or enforceability of a contract. The adviser may not be able to accurately predict the direction of prices, economic factors, or other associated risks which could cause loss in value or impair the fund’s efforts to reduce overall volatility. New regulations may make derivatives more costly, limit availability, or otherwise affect their value or performance.

SUMMARY	7

Portfolio turnover: High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared with a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Liquidity: The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality. A cybersecurity breach could result in a loss for the fund or affect its ability to operate as intended either temporarily or for an extended period, which may include limits on the ability to obtain pricing information for the fund’s investments, calculate its net asset value, and satisfy redemptions.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

T. ROWE PRICE	8

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	10.28%	Worst Quarter	3/31/20	-8.97%

The fund’s return for the six months ended 6/30/26 was 2.19%.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market (Bloomberg Global Aggregate Bond Index). In addition, the table may also include one or more indexes that align to the fund’s investment strategy.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

SUMMARY	9

Average Annual Total Returns
	Periods ended
	December 31, 2025
				Since		Inception
	1 Year	5 Years	10 Years	inception		date
Investor Class						12/15/2008
Returns before taxes	6.36%	1.06%	3.69%	—%
Returns after taxes on distributions	4.14	-0.68	2.05	—
Returns after taxes on distributions and sale of fund shares	3.73	0.05	2.14	—
I Class						03/23/2016
Returns before taxes	6.54	1.22	—	3.66
Advisor Class						12/15/2008
Returns before taxes	6.06	0.77	3.40	—

Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)
	8.17	-2.15	1.26	0.81	[a]
Bloomberg Global Aggregate Bond USD Hedged Index (reflects no deduction for fees, expenses, or taxes)
	4.86	0.34	2.39	2.13	[a]
Lipper Global Income Funds Average
	8.24	-0.51	1.96	1.76	[b]

a	Return since 3/23/16.
b	Return since 3/31/16.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Investment Subadviser T. Rowe Price Hong Kong Limited (Price Hong Kong)

Name	Title	Managed Fund Since	Joined Investment Adviser
Kenneth Orchard	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2018	2010
Jeanny Silva	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2025	2016

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Purchase and Sale of Fund Shares

The Investor Class and Advisor Class generally require a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain accounts for which T. Rowe Price or its affiliates have discretionary investment authority, qualifying directly held accounts, and certain other accounts.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain other accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends, if any, daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	F175-045 8/1/26